UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2003 (April 25, 2003)


                                  PACEL Corp.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



           Virginia                     000-31935                54-171-2558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)

7900 Sudley Road, Suite 619
Manassas, Virginia                                               20109
--------------------------------------                  ------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (703) 257-4759

                                       N/A
                      ------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:
                               Donald F. Mintmire
                               Mintmire & Associates
                               265 Sunrise Avenue, Suite 204
                               Palm Beach, FL 33480
                               Phone: (561) 832-5696
                               Fax: (561) 659-5371

ITEM 1. ASSET PURCHASE AGREEMENT.

On April 28, 2003, The Resourcing Solutions Group, Inc. ("TRGS"), a Nevada corporation and wholly-owned subsidiary of PACEL Corp. ("Buyer"), a Virginia corporation, and Asmara, Inc., a North Carolina corporation (Seller") entered into an Asset Purchase Agreement ("Agreement") for the consideration and on the terms set forth in the Agreement. Closure of the Agreement was concurrent with the execution of the agreement, at which time assets of the company were conveyed by the Seller to TRSG as described below.

Sale and Transfer of Assets.

ASSETS TO BE SOLD. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of any encumbrances other than any permitted herein, all of Seller's right, title and interest in and to all of Seller's property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, including the following (the "Assets"):

     (a) all tangible personal property, as listed in Exhibit "A" (the "Tangible Personal Property");

     (b) all cash on deposit, cash equivalents and short-term investments on hand prior to consummation of this transaction, including those amounts received from a business for which Seller has agreed to provide PEO services ("Clients") in connection with the performance by Clients of obligations under their PEO Contracts with Seller and for which Seller has a corresponding obligation that constitutes an Assumed Liability and all funds on deposit or in restricted accounts for the purpose of securing insurance coverage.

     (c) all accounts receivable, as listed in Exhibit "B" (the "Accounts Receivable");

     (d) all contracts with customers and suppliers, as listed in Exhibit "C", which includes all outstanding offers or solicitations made by or to Seller to enter into any contract (the "Contracts");

     (e) all Governmental  Authorizations and all pending applications  therefor
     or  renewals  thereof,   as  listed  in  Exhibit  "D"  (the   "Governmental
     Authorizations");

     (f) all insurance programs being offered by Seller to its PEO (Professional Employer Organization) customers, as listed in Exhibit "E" (the "Insurance Programs");

     (g) all interest in and securities owned of all subsidiary operations and corporations as listed in Exhibit "F";


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


     (h) all claims for refund of taxes and other governmental charges of whatever nature; and

     (i) all data and records related to the operations of Seller, including client and customer lists and records, referral sources, market research reports, financial and accounting records, advertising materials, promotional materials, correspondence and other similar documents and records, which shall be preserved by Buyer as provided in Paragraph 10.8, below;

     (j) all of the intangible rights and property of Seller, including intellectual property assets, telephone, telecopy and e-mail addresses and listings;

     (k) all claims of Seller against third parties relating to the Assets; and

     (l) all rights of Seller relating to deposits and prepaid expenses, claims for refunds and rights to offset in respect thereof.

     The transfer of the Assets pursuant to this Agreement shall not include the assumption of any liability related to the Assets unless Buyer expressly assumes that liability herein.

1.2  EXCLUDED  ASSETS:  Notwithstanding  anything to the  contrary  contained in
Section 1.1 or elsewhere in this Agreement, the following assets of Seller (collectively, the "Excluded Assets") are not part of the sale and purchase contemplated hereunder, are excluded from the Assets and shall remain the property of Seller after the Closing:

     (a) all minute books, stock Records and corporate seals;

     (b) the shares of capital stock of Seller held in treasury;

     (c) all affiliated company receivables from other organizations and corporations owned by the sole shareholder of the Seller.

     (d) all personnel records and other records that Seller is required by law to retain in its possession, in which case, copies will be made at Buyer's request and at Buyer's expense; and

     (e) all rights of Seller under this Agreement, the Bill of Sale and the Assignment and Assumption Agreement.

1.3 CONSIDERATION: The consideration for the Assets (the "Purchase Price") will be $1,965,000 in the assumption of certain liabilities as specified in Section 1.4(a), following (the Assumed Liabilities). At the Closing, the Purchase Price shall be delivered by Buyer to Seller as follows:

     (a) five thousand dollars ($5,000.00) by cash or company check; and


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


     (b) the assumption of the Assumed Liabilities through the execution and delivery of the Assignment and Assumption Agreement.

Thereafter, the Buyer shall cause the following options to be delivered annually to W. Revel Bellamy:

     (c) Options on 500,000 shares of the common stock of the Buyer, at a strike price of $0.03 per share, should Asmara achieve an average EBITDA of greater than one percent (1%) and less than two percent (2%) of sales during the 24 months following the closing.

     (d) Options on 1,000,000 shares of the common stock of the Buyer, at a strike price of $0.03 per share, should Asmara achieve an average EBITDA of greater than two percent (2%) of sales or greater over the 24 months following the closing.

The Asset Purchase Agreement is filed herewith as Exhibit 1.0, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

In addition, concurrent with the execution of the Asset Purchase Agreement, TRSG and W. Revel Bellamy, the sole shareholder of Asmara, Inc. entered into a Stock Purchase Agreement ("Agreement") for 100% of the outstanding stock of Woodstock Lumber Sales, Inc., an Oklahoma corporation, owned by Mr. Bellamy but utilized in the PEO business along with Asmara for operations in South Carolina, Tennessee and Oklahoma., for the consideration and on the terms set forth in the Agreement. Closure of the Agreement was concurrent with the execution of the agreement, at which time stock of the company was conveyed by the Seller to TRSG as described below.

Sale and Purchase of Shares.

Subject, of course, to the terms and conditions of this Agreement,

     (a) Seller hereby agrees to sell to the Buyer that number of Shares set forth on Exhibit 2.1 opposite his name, free and clear of all Liens, and

     (b) the Buyer hereby agrees to purchase all such Shares.

The Purchase Price; Adjustment to the Purchase Price.

     (a) The price (the "Base Purchase Price") for the Shares shall be the $35,000.00 of debt being assumed.

     (b) Accordingly, at Closing, the Buyer shall pay to the Seller the sum of $1,000.00 with a Cashier's Check or by a Wire Transfer (the "Down payment") and the Seller shall deliver (a) Certificate(s) representing all of the Shares to the Buyer; provided, however, that if the Seller has not duly completed all the Exhibits or Schedules which are a part of this Agreement, the Down payment shall be held in the Escrow Account by the Escrow Agent until they are duly completed, but the Certificates shall, nevertheless, be delivered to the Buyer and further provided that all of the shares to be delivered by Seller shall be delivered to the Escrow Agent and held in escrow until final payment for all of said shares is made pursuant to the terms hereof.

Notwithstanding anything in subparagraph (b) to the contrary, if Buyer does not serve written notice to Seller of any alleged failure by Seller to duly complete all Exhibits or Schedules within thirty (30) days from the date of Closing then it shall be conclusively presumed for purposes of this Contract that Seller has duly completed all such Exhibits and Schedules and any funds deposited with Escrow Agent shall be released to Seller.

The Stock Purchase Agreement is filed herewith as Exhibit 1.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


                                EXECUTIVE SUMMARY


The Company is engaged in the Professional Employer Organization (PEO) industry. Through its PEO business unit, the Company markets to its clients, typically small to medium-sized businesses with between five and one hundred employees, a broad range of products and services that provide an outsourced solution for the clients' human resources ("HR") needs. The Company's products and services will initially include benefits administration, payroll administration, governmental compliance, risk management, unemployment administration, and health, welfare and retirement benefits.,

The Executive Offices of the Company are as follows:

7900 Sudley Road
Suite 619
Manassas, VA  20109
Phone: (703) 257-4759
Facsimile: (703) 361-6706

Shares Outstanding ............. 304,954,516 outstanding

Contact Person: David E. Calkins, CEO and Chairman

DESCRIPTION OF BUSINESS

The Company is a Virginia corporation incorporated on May 3, 1994, and is a reporting company with the Securities and Exchange Commission. It currently trades on the OTC Bulletin Board under the trading symbol "PACC".


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


Introduction

In 2002, Pacel completed an evaluation of its business model and the potential success in its existing business initiatives. It was determined that the Company should, as part of that review, evaluate other potential business markets that could provide the potential for success. In September 2002, Pacel announced its intention to enter the Professional Employer Organization ("PEO") industry. In addition, the Company plans to provide Administrative Service Organization ("ASO") services. The Company will provide human capital management solutions to small business clients within the United States. Subsequent to December 31, 2002, the Company successfully completed the acquisition of two PEO organizations and one ASO organization and is evaluating additional opportunities with the potential for organic growth in order to secure its position as an industry leader. The Company sees this initiative in these industries as an opportunity to tap into the lucrative small business market in the United States and intends to compliment its activities with information technology services, business consulting and financial services at a future time. The focus of the Company in 2003 and early 2004 will be on its PEO/ASO business unit, integrating is completed and planned acquisitions, developing leading vendor relationships and establishing itself as an industry leader.

Through its PEO/ASO business unit, the Company will market to its clients, typically small to medium-sized businesses with between five and one hundred employees, a broad range of products and services that provide an outsourced solution for the clients' human resources ("HR") needs. The Company's products and services will initially include benefits administration, payroll administration, governmental compliance, risk management, unemployment administration, and health, welfare and retirement benefits. The Company is currently working to establish the necessary national vendor relationships in order to effectively and competitively provide such services to a broad range of clients.

By allowing the management of these small to medium size business clients to focus on the "business of business" rather than complicated and time consuming administrative tasks, the Company, in delivering its services, should be well positioned to improve the efficiency of its clients' businesses and enhancing their ability to be profitable in their chosen marketplace. Additionally, such initiatives as improving the ability to attract and retain talent, improving the planning and management of payroll cash flows and managing employment risks should enhance the success of the Company's clients.

In addition to the PEO/ASO services offered, PACEL's IT Services group engages in the business of software development and delivery. The Company has programmed and supplied a number of COTS and custom developed software products to a variety of clients including local government, major utility companies, NASA, and numerous small-business clients. Examples of these software products include the Visual Writer suite for development and implementation of electronic documents, JDH, a custom developed facilities management software, and
ChildWatch,a family friendly program that allows parents to manage a child's online computer use.

The IT Services group is also builds high-quality, computers designed to meet customer-specific requirements. The category of hardware products include rack-mounted systems, Ultraserv Platforms, CT-Server Platforms, TFT-LCD and KVM Subsystems, Single Board Computers (SBC), SBC backplane and fibre channel components. The engineering team is proficient in various operating systems including Windows XP, NT, 2000, LINUX, and DOS and are experienced in Internet connectivity and configuration of network devices.

PEO Opportunity

In 1999 the PEO industry collectively served approximately 3.5 million work site employees in the United States. The target market for the PEO industry are companies with less than 100 employees. According to the United States Small Business Administration (SBA), the nation has over 6 million small businesses, representing over 99% of all businesses. According to the U.S. Census Bureau, small businesses are the fastest growing segment of the U.S. employment and commerce. Small businesses employ nearly one-half of the United States workforce, generating an estimated annual payroll of $1.4 trillion.

Despite their position in the business market, small businesses and emerging growth companies face several major obstacles that impede their opportunity for growth and success. These obstacles include lack of capital, professional management, and other critical operating infrastructure systems. In many sectors, dominated by large multinational competitors, smaller businesses find it difficult to attract financial resources, service providers, and quality employees. Further challenges to the small business and emerging growth companies are regulatory and compliance requirements of federal, state, and local government agencies.

In a PEO relationship, the client transfers certain employment-related risks and liabilities to the Company and retains other risks and liabilities. In this context, the client and the Company are each viewed as and become a "co-employer" of the client's worksite employees. In order to enter into a co-employer relationship, the Company operates as a Professional Employer Organization ("PEO").

As a co-employer, employment-related liabilities are contractually allocated between the Company and the client under a written Professional Services Agreement. Under the Professional Services Agreement, the Company assumes responsibility for and manages the risks associated with each client's worksite employee payroll obligations, including the liability for payment of salaries and wages (including payroll taxes) to each worksite employee and, at the client's option, responsibility for providing group health, welfare and retirement benefits to such individuals. These obligations of the Company are fixed, whether or not the client makes timely payment of the associated service fee. In this regard, it is important to understand that, unlike payroll processing service providers, the Company issues to each of the client's worksite employees Company payroll checks drawn on the Company bank accounts. The Company also reports and remits all required employment information and taxes to the Internal Revenue Service ("IRS") and issues a Federal Form W-2 to each worksite employee under the appropriate Company FEIN. The Company assumes the responsibility for compliance with those employment-related governmental regulations that can be effectively managed away from the client's worksite. In many cases, the Company provides the employee workers' compensation insurance coverage under the Company's insurance policy. The client may elect, or the workers' compensation carrier may require, to retain its own policy for the management of this risk. In those cases, the Company remains heavily involved with safety and risk management to assist the client in controlling risk and potentially reducing the costs of such coverage. The client contractually retains the general day-to-day responsibility to direct, control, hire, terminate and manage each of the client's worksite employees. The worksite employee services are performed for the exclusive benefit of the client's business. The client also remains responsible for compliance with those employment-related governmental regulations that are more closely related to the day-to-day management of worksite employees.

In an ASO  relationship,  the client  retains all  employment-related  risks and
liabilities  and  the  Company  provides   outsourced   solutions  to  meet  the
administrative and HR needs of the client.

The Company charges its clients a service fee that is designed to yield a profit to the Company and to cover the cost of certain employment-related taxes, workers' compensation insurance coverage and administrative and field services provided by the Company to the client. The component of the service fee related to administration varies according to the size of the client, the amount and frequency of the payroll payments, whether a PEO or an ASO client and the method of delivery of such payments. In a PEO relationship, the component of the service fee related to workers' compensation and unemployment insurance is based, in part, on the client's historical claims experience. In addition, the client may choose to offer certain health, welfare and retirement benefits to its worksite employees. In addition to the service fee and cost of selected benefit plans, billings to each client also include the wages and other employment related taxes of each worksite employee. The gross billings are invoiced at the time of delivery of each periodic payroll delivered to the client.

Currently, the Company provides workers' compensation insurance coverage for its worksite employees through a variety of vendor arrangements. It's two acquired PEO business units have workers' compensation programs in place for the coverage of their respective worksite employees. The third acquisition is an ASO and, accordingly, offers no workers' compensation coverage, although it may assist the client in the management of its existing carrier relationship. The Company is currently in talks with three carriers in order to secure a national workers' compensation plan for all of its recent and planned PEO acquisitions. Once such a program has been developed, the Company will pay the premiums for this coverage and pass along to its clients some or all of the costs attributable to the coverage for their respective worksite employees. The Company does not act as an insurance company. However, as part of a recent acquisition and in an effort to manage its workers' compensation and benefit programs in 2003, the Company acquired a wholly owned North Carolina based insurance company. The Company does assume certain workers' compensation risk as a result of providing its services.

The Company has an incentive to minimize its workers' compensation and unemployment tax costs because the Company bears the risk that its actual costs will exceed those billed to clients, and conversely, the Company profits on these components of its service offerings in the event that it effectively manages such costs.

The Company's purchase of BeneCorp, Asmara and MRG establishes regional presences in Texas, North Carolina, Florida and California for PACEL and represents a major step toward realizing the opportunities that have been identified in the PEO industry.

Directors, Executive Officers, Promoters and Control Persons

(a) Set forth below are the names, ages, positions, with the Company and business experiences of the executive officers and directors of the Company.

Name                       Age      Position(s) with Company
---------------------      ----     ----------------------------------
David E. Calkins           59       Chairman, President and CEO
F. Kay Calkins             44       Director


All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as executive officers and/or directors of the Company.

Family Relationships

David E. Calkins and F. Kay Calkins are husband and wife.

Business Experience

David E. Calkins, President, Chief Executive Officer and Chairman

David E. Calkins founded PACEL in 1994 and is its acting Chairman, President and Chief Executive Officer. From 1992 until founding PACEL, Mr. Calkins was the Regional Manager of three divisions of Pacific Nuclear, now known as Vectra Technologies, Inc., an engineering and information services company and a NASDAQ Stock Market listed company. Vectra Technologies provides power plant modifications, maintenance support and nuclear fuel handling to utility companies and the United States Department of Energy. >From 1987 to 1993, Mr. Calkins served as Project Manager, Program Director, Vice President-Operations, and Executive Vice President Business Development for PRC Inc., an information systems development and Services Company. PRC provides support services to the Federal government and the utility industry. Mr. Calkins served from 1981 to 1986 as Manager of Engineering and Construction for the Zack Company, a Chicago, Illinois mechanical contractor to the utility industry. Mr. Calkins was also a Manager of Quality Engineering, and Startup Engineer for Westinghouse. From 1972 to 1981, Mr. Calkins served as an Executive Engineer and Consultant for NUS Corporation, a consulting firm for domestic and international utilities, The
United States Nuclear Regulatory Commission and Department of Energy. Mr. Calkins is the spouse of F. Kay Calkins.

F. Kay Calkins, Director

F. Kay Calkins is President of EBStor.com, Inc., an Internet and web development company. In her capacity of president, Ms. Calkins is responsible for oversight of all operations of the company. Ms. Calkins is experienced in management of technology companies and has utilized this experience in the start-up and growth of the company. EBStor offers a wide range of Internet and web services including design, web site development, database development, ColdFusion development and hosting.

Prior to her position with EBStor, Ms. Calkins was Vice President/COO of PACEL Corp. where she oversaw the day-to-day operations of the company and managed the development and deployment of software systems. Ms. Calkins has 15+ years of experience in technology-related companies. Before accepting the positions with PACEL Ms. Calkins was President of CMC Services, a marketing and consulting Virginia based corporation.

Facilities

The Company leases facilities and maintains its executive offices at 7900 Sudley Road, Suite 619, Manassas, Virginia 20109. The telephone number for the Company is (703) 257-4759 and its facsimile number is (703) 361-6706.


Executive Compensation

                          Annual     Annual    Annual  LT Comp        LT                       All
                          Comp       Comp      Comp    Rest           Comp            LTIP     Other
Name and Post        Year Salary (1) Bonus ($) Other   Stock          Options         Payouts  (1)
-----------------    ---- ---------- --------- ------  -------        -------         -------  ------
David E. Calkins,    2001 $175,000*   0         0      0              0                   0       0
Chairman,            2002 $175,000*   0         0      0              100,000,000**shares         0
President and CEO    2003 $175,000*   0         0      120,000,000*** 0                   0       0
-----------------

*    = salary accumulated on the books but not paid
** = 100,000,000 stock options provided to pay for prior loans, stock options used to finance co.
*** = 120,000,000 shares paid to Dave and Kay Calkins to repay loan to company as part of a)3)10) filing.

(1) All other compensation includes certain health and life insurance benefits paid by the Company on behalf of its employees.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of May 23, 2003 (post-split), regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the share of Common Stock beneficially owned.


Name and Address                  Title     Amount and Nature    Percent
      of                           of              of              of
Beneficial Owner                  Class      Beneficial Owner     Class
----------------------------    ---------  -------------------   -------

David & Kay Calkins              Common    60,000,000 shares ea.  25%ea.
All Executive Officers and
Directors as a Group             Common    120,800,000             50%
---------

(1) The address for each of the above is c/o Pacel Corp., 7900 Sudley Road, Suite 619, Manassas, Virginia 20109.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

(1) Financial statements of PACEL Corp., a Virginia corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

(b) Pro forma financial information.

(1) Pro forma financial information regarding the Asset Purchase will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

(c) Exhibits

Exhibit No.     Description
------------    ----------------------------------------------------------
1.0      [1]    Asset Purchase Agreement

1.1      [2]    Stock Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   PACEL Corp.
                             ----------------------
                                  (Registrant)



Date:    May 29, 2003

                            By:     /s/ David E. Calkins
                              ----------------------------------------------
                              David E. Calkins, President, CEO and Chairman








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